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                                                                     EXHIBIT 2.2



                                CORPORATE RECORDS

                                       OF

                              RED BELL BREWING CO.


                                    ********


                           INCORPORATED UNDER THE LAWS
                                     OF THE
                          COMMONWEALTH OF PENNSYLVANIA


                                    ********


                                   LAW OFFICES
                                       OF
                                 LaBRUM AND DOAK

                                   B Y L A W S

                                       OF

                              RED BELL BREWING CO.
                          (a Pennsylvania corporation)

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
I.    OFFICES AND FISCAL YEAR ...........................................      1

II.   NOTICE; WAIVERS; MEETINGS GENERALLY ...............................      1

III.  SHAREHOLDERS ......................................................      3

IV.   BOARD OF DIRECTORS ................................................     10

V.    OFFICERS ..........................................................     16

VI.   CERTIFICATES OF STOCK, TRANSFER, ETC. .............................     19

VII.  INDEMNIFICATION OF DIRECTORS,
        OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES ...................     20

VIII. RESTRICTIONS ON TRANSFER OF SHARES ................................     23

IX.   MISCELLANEOUS .....................................................     25

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                       ARTICLE I - OFFICES AND FISCAL YEAR

                  Section 1.1 REGISTERED OFFICE. The registered office of the corporation shall be at 2105 Spruce Street, Philadelphia, Pennsylvania, until otherwise established by an amendment of the Articles or by the board of directors and a statement of such change is filed with the Department of State in the manner provided by law.

                  Section 1.2 OTHER OFFICES. The corporation may also have offices at such other places within or without Pennsylvania as the board of directors may from time to time appoint or the business of the corporation may require.


                  Section 1.3 FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                ARTICLE II - NOTICE; WAIVERS; MEETINGS GENERALLY

                  Section 2.1 MANNER OF GIVING NOTICE.

                           (a) General rule. Whenever written notice is required
to be given to any person by the Business Corporation Law of 1988 (the "BCL"), the Articles or these Bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to the address (or to the telex, TWX, telecopier or telephone number) of the person appearing on the books of the corporation or, in the case of directors, supplied by the director to the corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched or, in the case of telecopier, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the BCL, the Articles or these Bylaws.

                           (b) Adjourned shareholder meetings. When a meeting of
shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

                  Section 2.2 NOTICE OF MEETINGS OF BOARD OF DIRECTORS. Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director by telephone or in writing sent by


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telecopier, telex or TWX not later than the day before the day of the meeting, or sent by courier service, express mail or telegram not later than the second business day before the day of the meeting, or otherwise at least five (5) days before the day of the meeting. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of a meeting.

                  Section 2.3 NOTICE OF MEETINGS OF SHAREHOLDERS.

                           (a) General rule. Written notice of every meeting of
the shareholders shall be given by, or at the direction of, the secretary to each shareholder of record entitled to vote at the meeting at least:

                                    (1) ten days prior to the day named for a
                  meeting called to consider a fundamental transaction under Chapter 19 of the BCL regarding amendments of the Articles of Incorporation, mergers, consolidations, share exchanges, sale of assets, divisions, conversions, liquidations and dissolutions; or

                                    (2) five days prior to the day named for the
                  meeting in any other case.

If the secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

                           (b) Notice of action by shareholders on Bylaws. In
the case of a meeting of shareholders that has as one of its purposes action on the Bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the Bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

                  Section 2.4 WAIVER OF NOTICE.

                           (a) Written waiver. Whenever any written notice is
required to be given by the BCL, the Articles or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. In the case of a special meeting of shareholders the waiver shall specify the general nature of the business to be transacted. Neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of any other meeting.


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                           (b) Waiver by attendance. Attendance of a person at
any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the empress purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

                  Section 2.5 MODIFICATION OF PROPOSAL CONTAINED IN NOTICE. Whenever the language of a proposed resolution is included in a written notice of a meeting required to be given by the BCL, the Articles or these Bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

                  Section 2.6 EXCEPTION TO REQUIREMENT OF NOTICE.

                           (a) General rule. Whenever any notice or
communication is required to be given to any person by the BCL, the Articles or these Bylaws or by the teams of any agreement or other instrument or as a condition precedent to taking any corporate action, and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required.

                           (b) Shareholders without forwarding addresses. Notice
or other communications shall not be required as to any shareholder with whom the corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address. Whenever the shareholder provides the corporation with a current address, notice requirements shall again commence.

                  Section 2.7 USE OF CONFERENCE TELEPHONE AND SIMILAR EQUIPMENT. One or more persons may participate in a meeting of the board of directors or the shareholders of the corporation by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at the meeting.

                           ARTICLE III - SHAREHOLDERS

                  Section 3.1 PLACE OF MEETING. All meetings of the shareholders of the corporation shall be held at the registered office of the corporation or at such other place within or without the Commonwealth of Pennsylvania as may be fixed by the board of directors.

                  Section 3.2 ANNUAL MEETING. The annual meeting of the shareholders shall be held in each year on the date and at such


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time as the board of directors shall designate, when they shall elect directors and transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter.

                  Section 3.3 SPECIAL MEETINGS.


                           (a) Call of special meetings. Special meetings of the
shareholders may be called at any time:

                                    (1) by the board of directors;

                                    (2) unless otherwise provided in the
                  Articles, by shareholders entitled to cast at least 20% of the vote that all shareholders are entitled to cast at the particular meeting; or

                                    (3) the president of the corporation.

                           (b) Fixing of time for meeting. At any time, upon
written request of any person who has called a special meeting, it shall be the duty of the secretary to fix the time of the meeting which shall be held not more than 60 days after the receipt of the request. If the secretary neglects or refuses to fix a time of the meeting, the person or persons calling the meeting may do so.

                  Section 3.4 QUORUM AND ADJOURNMENT.

                           (a) General rule. A meeting of the shareholders of
the corporation duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of the corporation, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time.

                           (b) Withdrawal of a quorum. The shareholders present
at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                           (c) Adjournment for lack of quorum. If a meeting
cannot be organized because a quorum has not attended, those present may, except as provided by the BCL, adjourn the meeting to such time and place as they may determine.


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                           (d) Adjournments generally. Any meeting at which
directors are to be elected shall be adjourned only from day to day or for such longer periods not exceeding 15 days each as the shareholders present and entitled to vote shall direct, until the directors have been elected. Any other regular or special meeting may be adjourned for such period as the shareholders present and entitled to vote shall direct.

                           (e) Electing directors at adjourned meeting. Those
shareholders entitled to vote who attend a meeting called for the election of directors that has been adjourned previously for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing directors.

                           (f) Other action in absence of quorum. Those
shareholders entitled to vote who attend a meeting of shareholders that has been adjourned previously for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

                  Section 3.5 ACTION BY SHAREHOLDERS. Except as otherwise provided by the BCL, the Articles or these Bylaws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized by a majority of the votes cast at a duly organized meeting of the shareholders by the holders of shares entitled to vote thereon.

                  Section 3.6 ORGANIZATION. At every meeting of the shareholders, the chairman of the board, if there is one, or, in the case of vacancy in office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in order of rank and seniority, or a person chosen by vote of the shareholders present, shall act as chairman of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman of the meeting, shall act as a secretary.

                  Section 3.7 VOTING RIGHTS OF SHAREHOLDERS. Unless otherwise provided in the Articles, every shareholder of the corporation shall be entitled to one vote for every share standing in the name of the shareholder on the books of the corporation.



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                  Section 3.8 VOTING AND OTHER ACTION BY PROXY.

                           (a) General rule.

                                    (1) Every shareholder entitled to vote at a
                  meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person to act for the shareholder by proxy.

                                    (2) The presence of, or vote or other action
                  at a meeting of shareholders, or the expression of consent or dissent to corporate action in writing, by a proxy of a shareholder shall constitute the presence of, or vote or action by, or written consent or dissent of the shareholder.

                                    (3) Where two or more proxies of a
                  shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

                           (b) Minimum requirements. Every proxy shall be
executed in writing by the shareholder or by the duly authorized attorney-in-fact of the shareholder and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the secretary of the corporation.

                           (c) Expenses. Unless otherwise restricted in the
Articles, the corporation shall pay the reasonable expenses of solicitation of votes, proxies or consents of shareholders by or on behalf of the board of directors or its nominees for election to the board, including solicitation by professional proxy solicitors and otherwise.

                  Section 3.9 VOTING BY FIDUCIARIES AND PLEDGEES. Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary,


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assignee or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this section shall affect the validity of a proxy given to a pledgee or nominee.

                  Section 3.10 VOTING BY JOINT HOLDERS OF SHARES.

                           (a) General rule. Where shares of the corporation are
held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise:

                                    (1) if only one or more of such persons is
                  present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

                                    (2) if the persons are equally divided upon
                  whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves.

                           (b) Exception. If there has been filed with the
secretary of the corporation a copy, certified by an attorney at law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the document latest in date of operative effect so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith.

                  Section 3.11 VOTING BY CORPORATIONS.

                           (a) Voting by corporate shareholders. Any corporation
that is a shareholder of the corporation may vote by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other persons, by resolution of the board of directors of the other corporation or provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

                           (b) Controlled shares. Shares of the corporation
owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of the corporation, as such,


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shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time.

                  Section 3.12 DETERMINATION OF SHAREHOLDERS OF RECORD.

                           (a) Fixing record date. The board of directors may
fix a time prior to the date of any meeting of the shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this subsection. The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a record date for the adjourned meeting.

                           (b) Determination when a record date is not fixed.
If a record date is not fixed:

                                    (1) The record date for determining the
                  shareholders entitled to notice of or to vote at a meeting of the shareholders shall be at the close of business on the date next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

                                    (2) The record date for determining
                  shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the board of directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the secretary of the corporation.

                                    (3) The record date for determining
                  shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                  Section 3.13 VOTING LISTS.

                           (a) General rule. The officer or agent having charge
of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of the shareholders, arranged in alphabetical order, with


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the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

                           (b) Effect of list. Failure to comply with the
requirements of this section shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in this Commonwealth, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of the shareholders.

                  Section 3.14 JUDGES OF ELECTION.

                           (a) Appointment. In advance of any meeting of the
shareholders of the corporation, the board of directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for office to be filled at the meeting shall not act as a judge.

                           (b) Vacancies. In case any person appointed as a
judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

                           (c) Duties. The judges of election shall determine
the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

                           (d) Report. On request of the presiding officer of
the meeting, or of any shareholder, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.


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                  Section 3.15 CONSENT OF SHAREHOLDERS IN LIEU OF MEETING.

                           (a) Unanimous written consent. Any action required or
permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting, if, prior or subsequent to the action, a consent or consents thereto by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the secretary of the corporation.

                           (b) Partial written consent. Any action required or
permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the secretary of the corporation. The action shall not become effective until after at least ten days' written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.


                  Section 3.16 MINORS AS SECURITY HOLDERS. The corporation may treat a minor who holds shares or obligations of the corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of shareholders or the transfer agent of the corporation or, in the case payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.

                         ARTICLE IV - BOARD OF DIRECTORS

                  Section 4.1 POWERS; PERSONAL LIABILITY.

                           (a) General rule. Unless otherwise provided by
statute all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

                           (b) Standard of care; justifiable reliance. A
director shall stand in a fiduciary relation to the corporation and shall perform his or her duties as a director, including duties as a member of any committee of the board upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In


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performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

                                    (1) One or more officers or employees of the
                  corporation whom the director reasonably believes to be reliable and competent in the matters presented.

                                    (2) Counsel, public accountants or other
                  persons as to matters which the director reasonably believes to be within the professional or expert competence of such person.

                                    (3) A committee of the board upon which the
                  director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

                           (c) Consideration of factors. In discharging the
duties of their respective positions, the board of directors, committees of the board and individual directors may, in considering the best interests of the corporation, consider the effects of any action upon employees, upon suppliers and customers of the corporation and upon communities in which offices or other establishments of the corporation are located, and all other pertinent factors. The consideration of those factors shall not constitute a violation of subsection (b).

                           (d) Presumption. Absent breach of fiduciary duty,
lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the corporation.

                           (e) Personal liability of directors.

                                    (1) A director shall not be personally
                  liable, as such, for monetary damages for any action taken, or any failure to take any action, unless:

                                             (i) the director has breached or
                           failed to perform the duties of his or her office under Section 1721 of the BCL; and

                                             (ii) the breach or failure to
                           perform constitutes self-dealing, willful misconduct or recklessness.


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                                    (2) The provisions of paragraph (1) shall
                  not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, State or Federal law.

                           (f) Notation of dissent. A. director who is present
at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the director filed a written dissent to the action with the secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the secretary of the corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this section shall bar a director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the director notifies the secretary in writing, of the asserted omission or inaccuracy.

                  Section 4.2 QUALIFICATION AND SELECTION OF DIRECTORS.

                           (a) Qualifications. Each director of the corporation
shall be a natural person of full age who need not be a resident of Pennsylvania or a shareholder of the corporation.

                           (b) Election of directors. Except as otherwise
provided by these Bylaws, directors of the corporation shall be elected by the shareholders. In elections for directors, voting need not be by ballot, except upon demand made by a shareholder entitled to vote at the election and before the voting begins. The candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect directors separately up to the number of directors to be elected by the class or group of classes shall be elected. If at any meeting of shareholders, directors of more than one class are to be elected, each class of directors shall be elected in a separate election.

                           (c) Cumulative voting. Unless the Articles provide
for straight voting, in each election of directors every shareholder entitled to vote shall have the right to multiply the number of votes to which the shareholder may be entitled by the total number of directors to be elected in the same election by the holders of the class or classes of shares of which his or her shares are a part and the shareholders may cast the whole number of his or her votes for one candidate or may distribute them among two or more candidates.


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                  Section 4.3 NUMBER AND TERM OF OFFICE.

                           (a) Number. The board of directors shall consist of
not less than one (1) nor more than ten (10) directors or such number as may be fixed from time to time by action of the shareholders.

                           (b) Term of office. Each director shall hold office
until the expiration of the term for which he or she was elected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

                           (c) Resignation. Any director may resign at any time
upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice.

                  Section 4.4 VACANCIES.

                           (a) General rule. Vacancies in the board of
directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve for the balance of the unexpired term, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

                           (b) Action by resigned directors. When one or more
directors resign from the board effective at a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

                  Section 4.5 REMOVAL OF DIRECTORS.

                           (a) Removal by the shareholders. The entire board of
directors, or any class of the board, or any individual director may be removed from office without assigning any cause by the vote of shareholders, or of the holders of a class or series of shares, entitled to elect directors, or the class of directors. In case the board or a class of the board or any one or more directors are so removed, new directors may be elected at the same meeting. The board of directors may be removed at any time with or without cause by the unanimous vote or consent of shareholders entitled to vote thereon.

                           (b) Removal by the board. The board of directors may
declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the board of directors.

                           (c) Removal of directors elected by cumulative
voting. An individual director shall not be removed (unless the entire board or class of the board is removed) if sufficient votes are cast against the resolution for his removal which, if cumulatively voted at an annual or other regular election of directors, would be sufficient to elect one or more directors to the board or to the class.

                  Section 4.6 PLACE OF MEETINGS. Meetings of the board of directors may be held at such place within or without Pennsylvania as the board of directors may from time to time appoint or as may be designated in the notice of the meeting.

                  Section 4.7 ORGANIZATION OF MEETINGS. At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in order of rank and seniority, or a person chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

                  Section 4.8 REGULAR MEETINGS. Regular meetings of the board of directors shall be held at such time as shall be designated from time to time by resolution of the board of directors.

                  Section 4.9 SPECIAL MEETINGS. Special meetings of the board of directors shall be held whenever called by the president or by a majority of the directors.

                  Section 4.10 QUORUM OF AND ACTION BY DIRECTORS.

                           (a) General rule. A majority of the directors in
office of the corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the board of directors.

                           (b) Common or interested directors. Common or
interested directors may be counted in determining the presence of a quorum at a meeting of the board which authorizes a contract or transaction specified in
Section 8.4.

                           (c) Action by written consent. Any action required or
permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the secretary of the corporation.

                  Section 4.11 EXECUTIVE AND OTHER COMMITTEES.

                           (a) Establishment and powers. The board of directors
may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist of one or more directors of the corporation. Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the powers and authority of the board of directors except that a committee shall not have any power or authority as to the following:

                                    (1) The submission to the shareholders of
                  any action requiring approval of the shareholders by statute.

                                    (2) The creation of filling of vacancies in
                  the board of directors.

                                    (3) The adoption, amendment or repeal of
                  these Bylaws.

                                    (4) The amendment or repeal of any
                  resolution of the board that by its terms is amendable or repealable only by the board.

                                    (5) Action on matters committed by a
                  resolution of the board of directors to another committee of the board.

                           (b) Alternate committee members. The board may
designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member.

                           (c) Term. Each committee of the board shall serve at
the pleasure of the board.

                           (d) Committee procedures. The term "board of
directors" or "board," when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to any executive or other committee of the board.

                  Section 4.12 COMPENSATION. The board of directors shall have the authority to fix compensation of directors for their services as directors and a director may be a salaried officer of the corporation.

                              ARTICLE V - OFFICERS

                  Section 5.1 OFFICERS GENERALLY.

                           (a) Number, qualification and designation. The
officers of the corporation shall be a president, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of
Section 5.3. Officers may but need not be directors or shareholders of the corporation. The president and secretary shall be natural persons of full age. The treasurer may be a corporation, but if a natural person shall be of full age. The board of directors may elect from among the members of the board a chairman of the board and a vice chairman of the board who shall be officers of the corporation. Any number of offices may be held by the same person.

                           (b) Resignations. Any officer may resign at any time
upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

                           (c) Bonding. The corporation may secure the fidelity
of any or all of its officers by bond or otherwise.

                           (d) Standard of care. Except as otherwise provided in
the Articles, an officer shall perform his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his or her duties shall not be liable by reason of having been an officer of the corporation.

                  Section 5.2 ELECTION AND TERM OF OFFICE. The officers of the corporation, except those elected by delegated authority pursuant to Section 5.3, shall be elected annually by the board of directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

                  Section 5.3 SUBORDINATE OFFICERS, COMMITTEES AND AGENTS. The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

                  Section 5.4 REMOVAL OF OFFICERS AND AGENTS. Any officer or agent of the corporation may be removed by the board of directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

                  Section 5.5 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.3, as the case may be, and if the office is one for which these Bylaws prescribe a term, shall be filled for the unexpired portion of the term.

                  Section 5.6 AUTHORITY. All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to resolution or orders of the board of directors or in the absence of controlling provisions in the resolutions or orders of the board of directors, as may be determined by or pursuant to these Bylaws.

                  Section 5.7 THE CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The chairman of the board or in the absence of the chairman, the vice chairman of the board, shall preside at all meetings of the shareholders and of the board of directors and shall perform such other duties as may from time to time be requested by the board of directors.

                  Section 5.8 THE PRESIDENT. The president shall be the chief executive officer of the corporation and shall have general supervision over the business and operations of the corporation, subject, however, to the control of the board of directors. The president shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, contracts or other instruments authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these Bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of president and such other duties as from time to time may be assigned by the board of directors.

                  Section 5.9 THE SECRETARY. The secretary or an assistant secretary shall attend all meetings of the shareholders and of the board of directors and shall record all votes and the minutes of the meetings and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports are properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of the secretary, and such other duties as may from time to time be assigned by the board of directors or the president.

                  Section 5.10 THE TREASURER. The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of monies earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing all transactions as treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or the president.

                  Section 5.11 SALARIES. The salaries of the officers elected by the board of directors, and the salaries or other compensation of any other officers, employees and other agents elected, appointed or retained pursuant to
Section 5.3, shall be fixed from time to time by the board of directors or by such officer as may be designated by resolution of the board. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

                  Section 5.12 DISALLOWED COMPENSATION. Any payments made to an officer or employee of the corporation such as a salary commission, bonus, interest, rent, travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the corporation to the full extent of such disallowance. It shall be the duty of the directors, as a board, to enforce payment of each such amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from future compensation payments until the amount owed to the corporation has been recovered.

               ARTICLE VI - CERTIFICATES OF STOCK, TRANSFER, ETC.

                  Section 6.1 SHARE CERTIFICATES. Certificates for shares of the corporation shall be in such form as approved by the board of directors, and shall state that the corporation is incorporated under the laws of Pennsylvania, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. The share register or transfer books and blank share certificates shall be kept by the secretary or by any transfer agent or registrar designated by the board of directors for that purpose.

                  Section 6.2 ISSUANCE. The share certificates of the corporation shall be numbered and registered in the share register or transfer books of the corporation as they are issued. They shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed; but where such certificate is signed by a transfer agent or a registrar the signature of any corporate officer upon such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this Section 6.2 shall be subject to any inconsistent or contrary agreement at the time between the corporation and any transfer agent or registrar.

                  Section 6.3 TRANSFER. Transfers of shares shall be made on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. 8101 et seq., and its amendments and supplements.

                  Section 6.4 RECORD HOLDER OF SHARES. The corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

                  Section 6.5 LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the board of directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

                   ARTICLE VII - INDEMNIFICATION OF DIRECTORS,
                 OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES

                  Section 7.1 SCOPE OF INDEMNIFICATION.

                           (a) Definitions. For purposes of this Article:

                                    (1) "Indemnified Capacity" means any and all
                  past, present and future service by an Indemnified Representative in one or more capacities as a director, officer, employee or agent of the corporation, or, at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise;

                                    (2) "Indemnified Representative" means any
                  and all directors and officers of the corporation and any other person designated as an Indemnified Representative by the board of directors of the corporation (which may include any person serving at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise);

                                    (3) "Liability" means any damage, judgment,
                  amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense, of any nature (including, without limitation, attorneys, fees and disbursements); and

                                    (4) "Proceeding" means any threatened,
                  pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the corporation, a class of its security holders or otherwise.

                           (b) General rule. The corporation shall indemnify an
Indemnified Representative against any Liability actually and reasonably incurred in connection with any Proceeding in which the Indemnified Representative may be or was involved as a party or otherwise by reason of the fact that such person is or was serving in an Indemnified Capacity if the Indemnified Representative acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceedings, had no reason to believe his or her conduct was unlawful, except:

                                    (1) where such indemnification is expressly
                  prohibited by applicable law;

                                    (2) where the conduct of the Indemnified
                  Representative has been finally determined

                                             (i) to constitute willful
                           misconduct or recklessness within the meaning of 15 Pa.C.S.A. Sections 513(b) and 1746(b) and 42 Pa.C.S.A. Section 835 (b) or any superseding provision of law sufficient in the circumstances to bar indemnification against Liabilities arising from the conduct; or

                                             (ii) to be based upon or
                           attributable to the receipt by the indemnified Representative from the corporation of a personal benefit to which the Indemnified Representative is not legally entitled; or

                                    (3) to the extent such indemnification has
                  been finally determined in a final adjudication to be otherwise unlawful.

                           (c) Partial payment. If an Indemnified Representative
is entitled to indemnification in respect of a portion, but not all, of any Liabilities to which such person may be subject, the corporation shall indemnify such Indemnified Representative to the maximum extent for such portion of the liabilities.

                           (d) Presumption. The termination of a proceeding by
judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the Indemnified Representative is not entitled to indemnification.

                  Section 7.2 PROCEEDINGS INITIATED BY INDEMNIFIED REPRESENTATIVES. Notwithstanding any other provision of this Article 7, the corporation shall not indemnify under this Article 7 an Indemnified Representative for any Liability incurred in a Proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the proceeding is authorized, either before or after its commencement, by the affirmative vote of majority of the directors in office. This section 7.2 does not apply to a reimbursement of expenses incurred in successfully prosecuting or defending the rights of an Indemnified Representative granted by or pursuant to this Article 7.

                  Section 7.3 ADVANCING EXPENSES. The corporation shall pay the expenses (including attorneys' fees and disbursements) incurred in good faith by an Indemnified Representative in advance of the final disposition of a Proceeding described in Section 7.1, or the initiation of or participation in which is authorized pursuant to Section 7.2, upon receipt of an undertaking by or on behalf of the Indemnified Representative to repay the amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation pursuant to this Article 7.

                  Section 7.4 SECURING OF INDEMNIFICATION OBLIGATIONS. To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the corporation or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the board of directors shall deem appropriate. Absent fraud the determination of the board of directors with respect to such amounts, costs, terms and conditions shall be conclusive against all security holders, officers and directors and shall not be subject to voidability.

                  Section 7.5 CONTRIBUTION. If the indemnification provided for in this Article 7 or otherwise is unavailable for any reason in respect of any Liability or portion thereof, the corporation shall contribute to the Liabilities to which the Indemnified Representative may be subject in such proportion as is appropriate to reflect the intent of this Article or otherwise.

                  Section 7.6 MANDATORY INDEMNIFICATION OF DIRECTORS, OFFICERS, ETC. To the extent that an authorized representative of the corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in 15 Pa.C.S.A. Sections 1741 or 1742 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection therewith.

                  Section 7.7 AMENDMENT OR REPEAL. Any repeal, amendment or modification of this Article 7 shall be prospective only and shall not effect any rights or obligations then existing arising under this Article 7.

                  Section 7.8 SCOPE OF ARTICLE. The rights granted by this
Article 7 shall not be deemed exclusive of any other rights to which those seeking indemnification, contribution or advancement of expenses may be entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise both as to action in an Indemnified Capacity and as to action in any other capacity. The indemnification, contribution and advancement of expenses provided by or granted pursuant to this
Article 7 shall continue as to a person who has ceased to be an Indemnified Representative in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

                ARTICLE VIII - RESTRICTIONS ON TRANSFER OF SHARES

                  Section 8.1 RESTRICTIONS ON TRANSFER. A shareholder shall not sell, assign, mortgage, pledge, grant a security interest in or otherwise transfer any shares of the corporation ("Shares"), or any rights or interests therein, except as provided in this Article.

                  Section 8.2 RIGHT OF REFUSAL.

                           (a) If a shareholder ("Offering Shareholder")
receives a bona fide offer to purchase any of his Shares that he desires to accept ("Refusal Offer"), such shareholder shall give written notice thereof ("Notice") to the corporation and to each of its other shareholders ("Other Shareholders") at their addresses on the books of the corporation, which addresses the secretary of the corporation shall provide when requested by the Offering shareholder for this purpose. The Notice shall be accompanied by a copy of the Refusal Offer. The date of receipt of the Notice by the corporation is hereinafter called the "Notice Date." The Notice shall constitute an offer to sell the Shares subject to the Refusal Offer ("Offered Shares") to the corporation and the Other Shareholders upon the terms and conditions set forth in the Refusal offer.

                           (b) The corporation shall have an option to purchase
any or all of the Offered Shares, which option shall be exercised, if at all, by written notice to the Offering Shareholder within thirty (30) days after the Notice Date.

                           (c) To the extent the corporation does not exercise
its option to purchase the Offered Shares pursuant to subsection (b), then each Other Shareholder shall have an option to purchase all, but not less than all, of his Pro Rata Share (hereafter defined) of the remaining offered Shares, which option shall be exercised, if at all, by written notice to the offering Shareholder within forty-five (45) days after the Notice Date. If any other Shareholders do not exercise their options to purchase all their Pro Rata Shares of the remaining Offered Shares, then all such Pro Rata Shares shall be deemed optioned and reoptioned on a Pro Rata Share basis to the Other Shareholders who have exercised their option to purchase their Pro Rata Shares ("Exercising Shareholders") until all options for all the Offered Shares have been exercised, which options shall be exercised, if at all, by written notice to the Offering Shareholder within sixty
(60) days after the Notice Date;
PROVIDED, HOWEVER, that any shareholder may assign his option to purchase all or any part of his Pro Rata Share of the Offered Shares to any one or more of the Other Shareholders with the prior written consent of all of them. If, for any reason, options to purchase all the Offered Shares are not exercised within sixty (60) days after the Notice Date, then all such options shall be deemed not exercised and the Offering Shareholder shall have the right to consummate a transfer of all the Offered Shares pursuant to the provisions of subsection (d).

                           (d) If all of the Offered Shares are not purchased by
the corporation and the Other Shareholders as provided in subsections (b) and
(c), then the Offering Shareholder shall have the right to sell all, but not less than all, the Offered Shares to the person who made the Refusal Offer on precisely the terms set forth in the Refusal offer. The transferee in any such sale shall acquire the Offered Shares subject to the terms of these Bylaws. If all of the Offered Shares are not so purchased precisely in accordance with the terms of the Refusal Offer, such Offered Shares shall again automatically become subject to, and may only be transferred after compliance with, the terms of these Bylaws.

                           (e) For the purpose of this Section the term "Pro
Rata Share" shall mean, as to any other Shareholder: (i) prior to the forty-sixth (46th) day after the Notice Date, the product of (I) the number of the remaining Offered Shares and (II) a fraction, (A) the numerator of which is the number of Shares owned by such Other Shareholder and (B) the denominator of which is the number of Shares owned by all Other Shareholders; and (ii) after the forty-fifth (45th) day after the Notice Date, the product of (I) the number of still remaining Offered Shares and (II) a fraction, (A) the numerator of which is the number of Shares owned by such Exercising Shareholders and (B) the denominator of which is the number of Shares owned by all Exercising Shareholders. For this purpose, the number of Shares owned shall always be determined as of the Notice Date.

                  8.3 LEGEND. All certificates for issued and outstanding shares of the corporation shall be endorsed as follows:

                  The shares of stock represented by this certificate are subject to, and transferable only in compliance with, the bylaws of the corporation, which are on file in the office of the secretary of the corporation.

                  8.4 PROHIBITED TRANSFER. Any sale, assignment or transfer of any shares, or any rights or interests therein, with or without consideration, and any other action, including, without limitation, any purported revocation of any election by a shareholder, that would have the effect of terminating the corporation's election as an "S" corporation under the Internal Revenue Code or any state income tax legislation shall be null and void and shall not be registered on the books of the corporation.

                  8.5 PERMITTED TRANSFERS. Nothing contained in these Bylaws, other than Section 8.4, shall be deemed to prohibit any gift, devise or bequest of any shares.

                  8.6 SECURITIES LAWS. No transaction contemplated ,in this Article shall be consummated unless it is in compliance with all, and does not violate any, applicable federal and state securities laws.

                           ARTICLE IX - MISCELLANEOUS

                  Section 9.1 SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Pennsylvania."

                  Section 9.2 CHECKS. All checks, notes, bills or exchange or other orders in writing shall be signed by such person or persons as the board of directors or any person authorized by resolution of the board of directors may from time to time designate.

                  Section 9.3 CONTRACTS.

                           (a) General rule. Except as otherwise provided by
statute in the case of transactions that require action by the shareholders, the board of directors may authorize an officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

                           (b) Statutory forms of execution of instruments. Any
note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the president or vice president and secretary or assistant secretary or treasurer or assistant treasurer of the corporation, shall be held to have been properly executed for and in behalf of the corporation, without prejudice to the rights of the corporation against any person who shall have executed the instrument in excess of his or her actual authority.

                  Section 9.4 INTERESTED DIRECTORS OR OFFICERS. A contract or transaction between the corporation and one or more of its directors or officers or between the corporation and another corporation, partnership, joint venture, trust or other enterprise in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall not be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors teat authorizes the contract or transaction, or solely because his, her or their votes are counted for that purpose, if:

                                    (1) the material facts as to the
                  relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors and the board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum;

                                    (2) the material facts as to his or her
                  relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

                                    (3) the contract or transaction is fair as
                  to the corporation as of the time it is authorized, approved or ratified by the board of directors or the shareholders.

                  Section 9.5 DEPOSITS. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

                  Section 9.6 CORPORATE RECORDS.

                           (a) Required records. The corporation shall keep
complete and accurate books and records of account, minutes of the proceedings of the incorporators, shareholders and directors and a share register giving the names and addresses of all shareholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the corporation in Pennsylvania or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form


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for any other form capable of being converted into written form within a reasonable time.

                           (b) Right of inspection. Every shareholder shall,
upon written verified demand stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its registered office in Pennsylvania or at its principal place of business wherever situated.

                  Section 9.7 FINANCIAL REPORTS. Unless otherwise agreed between the corporation and a shareholder, the corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of each fiscal year and a statement of income and expenses for the fiscal year. The financial statements shall be prepared on the basis of generally accepted accounting principles, if the corporation prepares financial statements for the fiscal year on that basis for any purpose, and may be consolidated statements of the corporation and one or more of its subsidiaries. The financial statements shall be mailed by the corporation to each of its shareholders entitled thereto within 120 days after the close of each fiscal year and, after the mailing and upon written request, shall be mailed by the' corporation to any shareholder or beneficial owner entitled thereto to whom a copy of the most recent annual financial statements has not previously been mailed. Statements that are audited or reviewed by a public accountant shall be accompanied by the report of the accountant; in other cases, each copy shall be accompanied by a statement of the person in charge of the financial records of the corporation:

                                    (1) Stating his reasonable belief as to
                  whether or not the financial statements were prepared in accordance with generally accepted accounting principles and, if not, describing the basis of presentation.

                                    (2) Describing any material respects in
                  which the financial statements were not prepared on a basis consistent with those prepared for the previous year.

                  Section 9.8 AMENDMENT OF BYLAWS. These Bylaws may be amended or repealed, or new bylaws may be adopted, either (i) by vote of the shareholders at any duly organized annual or special


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meeting of the shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the board of directors of the corporation in office at any regular or special meeting of directors. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change. See Section 2.3(b) (relating to notice of action by shareholders on bylaws).



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